UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22528

First Trust Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Energy Infrastructure Fund (FIF)
Semi-Annual Report
For the Six Months Ended
May 31, 2019

First Trust Energy Infrastructure Fund (FIF)
Semi-Annual Report
May 31, 2019

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Infrastructure Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.11 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Energy Infrastructure Fund (FIF)
Semi-Annual Letter from the Chairman and CEO
May 31, 2019
Dear Shareholders,
One thing we can all agree on and expect: headline news coming out of Washington, D.C. continues to influence the financial markets. As December 2018 came to a close, the partial government shutdown and potential bank liquidity crisis unnerved many investors. While tariff trade talks between the United States and China loomed well beyond the March 1, 2019 deadline, these skirmishes were compounded by a late May announcement from President Trump that he would enact new tariffs on Mexican imports if the flow of illegal immigration was not curtailed.
As of May 31, 2019, U.S. equity markets, as indicated by the S&P 500® Index, returned -6.35% for the month of May, and 10.74% for the calendar year-to-date. Bond markets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 1.78% and 4.80%, respectively, for the same periods. The 10-Year Treasury Note yields declined from 2.99% on November 30, 2018 to 2.13% as of May 31, 2019, and depending on how you read the tea leaves, may indicate another rate cut is on the way.
Despite the ongoing bluster of the news cycle, the economy keeps humming along and productivity growth due to deregulation and lower taxes on corporate profits has improved over the last two years.
•	Ninety-eight percent of companies in the S&P 500® Index reported earnings for the first quarter of 2019, and 76% of these companies beat their estimates.
•	The Consumer Confidence Index, as reported on May 28, 2019, hit a six-month high at 134.1.
•	The U.S. inflation rate hovers near 2% on average, as it has for the last decade.
•	The U.S. unemployment rate of 3.6% for May remains at the lowest level since December of 1969.
No one can predict the inevitable and expected market fluctuations, so speak periodically with your investment professional who can provide insight when it comes to investing and discovering opportunities when they arise. That’s a drum worth beating and it’s how most of us build wealth over time.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Energy Infrastructure Fund (FIF)
“AT A GLANCE”
As of May 31, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FIF
Common Share Price	$15.47
Common Share Net Asset Value (“NAV”)	$17.37
Premium (Discount) to NAV	(10.94)%
Net Assets Applicable to Common Shares	$304,865,341
Current Monthly Distribution per Common Share(1)	$0.1100
Current Annualized Distribution per Common Share	$1.3200
Current Distribution Rate on Common Share Price(2)	8.53%
Current Distribution Rate on NAV(2)	7.60%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 5/31/19	1 Year Ended 5/31/19	5 Years Ended 5/31/19	Inception (9/27/11) to 5/31/19
Fund Performance(3)
NAV	8.02%	12.66%	1.78%	8.61%
Market Value	8.70%	2.04%	1.52%	6.35%
Index Performance
PHLX Utility Sector Index	7.45%	18.83%	10.49%	10.79%
Alerian MLP Total Return Index	3.29%	-1.12%	-6.61%	2.24%
Blended Index(4)	5.52%	8.80%	2.26%	6.98%

Industry Classification	% of Total Investments
Electric Power & Transmission	37.8%
Natural Gas Transmission	33.6
Petroleum Product Transmission	13.8
Crude Oil Transmission	12.6
Other	1.3
Coal	0.9
Total	100.0%

Top Ten Holdings	% of Total Investments
TC Energy Corp.	7.9%
Kinder Morgan, Inc.	6.9
Enterprise Products Partners, L.P.	6.5
Williams (The) Cos., Inc.	5.2
Exelon Corp.	4.9
Public Service Enterprise Group, Inc.	4.6
NextEra Energy Partners, L.P.	4.2
Enbridge, Inc.	4.1
Plains GP Holdings, L.P., Class A	3.9
NextEra Energy, Inc.	3.7
Total	51.9%
(1)	Most recent distribution paid or declared through 5/31/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The blended index consists of the following: PHLX Utility Sector Index (50%) and Alerian MLP Total Return Index (50%).

Portfolio Commentary
First Trust Energy Infrastructure Fund (FIF)
Semi-Annual Report
May 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Energy Infrastructure Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships and other high-payout securities such as pipeline companies, power utilities, YieldCos, and energy infrastructure real estate investment trusts (“REITs”). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $6.1 billion of assets as of May 31, 2019. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, an actively managed exchange-traded fund (“ETF”), a sleeve of an actively managed ETF, a sleeve of a series of a variable insurance trust, and an open-end UCITS fund incorporated in Ireland. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC
Eva Pao – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
John Tysseland – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
Commentary
First Trust Energy Infrastructure Fund
The investment objective of the Fund is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Fund pursues its investment objective by investing primarily in securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, YieldCos, pipeline companies, utilities and other infrastructure-related companies that derive at least 50% of their revenues from operating, or providing services in support of, infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”). For purposes of the Fund’s investment objective, total return includes capital appreciation of, and all distributions received from, securities which the Fund invests, taking into account the varying tax characteristics of such securities. Under normal market conditions, the Fund invests at least 80% of its managed assets (total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings) in securities of Energy Infrastructure Companies. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Market Recap
As measured by the Alerian MLP Total Return Index (“AMZX”) and the PHLX Utility Sector Index (“UTY”), the total return for the six months ended May 31, 2019 was 3.29% and 7.45%, respectively. While in the short term, share appreciation of Energy Infrastructure Companies can be volatile, EIP believes that over the longer term, such share appreciation will approximate growth in annual cash distributions and dividends per share.
Performance Analysis
On a net asset value (“NAV”) basis, the Fund provided a total return1 of 8.02%, including the reinvestment of distributions, for the six months ended May 31, 2019. This compares, according to collected data, to a 5.52% return for a blended index consisting of the UTY (50%) and the AMZX (50%) (the “Blended Index”). Unlike the Fund, the Blended Index does not incur fees and expenses. On a market value basis, the Fund had a total return, including the reinvestment of distributions, of 8.70% for the same period. At the end of
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Energy Infrastructure Fund (FIF)
Semi-Annual Report
May 31, 2019 (Unaudited)
the period, the Fund’s market price per share was $15.47, while the NAV per Common Share was $17.37, a discount of 10.94%. As of November 30, 2018, the Fund’s market price per share was $14.86, while the NAV per Common Share was $16.79, a discount of 11.49%.
The Fund maintained its regular monthly Common Share distribution of $0.11 per share for the six months ended May 31, 2019.
For the six months ended May 31, 2019, the Fund’s NAV outperformed the 5.52% return of the Blended Index by 250 basis points (“bps”). While performance for the Fund and the Blended Index has been positive over the six-month period, falling crude oil prices in December of 2018 had a larger effect on the Blended Index compared to the Fund. The relative stability of the Fund when crude oil prices were going down was a key contributor to the Fund’s outperformance for the six-month period. Derivatives had a negative impact on the performance of the Fund over the reporting period. As we have stated in the past, the Fund tends to have lower-than-AMZX weightings of higher-beta MLPs. EIP believes the MLP structure and a high payout ratio are only suitable for a narrow set of long-lived assets that have stable non-cyclical cash flows, such as regulated pipelines or other infrastructure assets that are legal or natural monopolies. In EIP’s view, these types of companies tend to lag in up markets and outperform in down markets as can be seen in the performance of the Fund for the six-month period. Over the long term, EIP believes this approach leads to a portfolio of companies at the blue-chip end of the spectrum with less volatility and higher growth.
An important factor that affected the return of the Fund was its use of financial leverage through the use of a line of credit. The Fund established a committed facility agreement with The Bank of Nova Scotia with a current maximum commitment amount of $130,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and, therefore, the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in common share NAV and common share total return loss would be magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, AMZX and UTY are not leveraged. Leverage had a positive impact on the performance of the Fund over the reporting period.
Market and Fund Outlook
Many of the assets held by MLPs were originally constructed decades ago by pipeline and power utilities. When the U.S. deregulated much of the energy industry, these utilities became cyclical commodity companies with too much debt and the resulting financial stress caused divestment of their pipeline assets to the MLP space that was trading at higher valuations. We believe the reverse trend is happening today. Corporate consolidations and simplifications are part of that trend. Corporate simplifications involving pipeline companies and their associated MLPs began late in 2014 and are continuing in 2019. These simplifications involve the acquisition of the subsidiary MLP by the C-Corp parent as well as MLPs choosing to become taxable corporations. We believe that this trend will likely continue following the Federal Energy Regulatory Commission’s Revised Policy Statement denying recovery of an Income Tax Allowance (ITA) by most partnership-owned pipelines.
While MLPs represented a way for the industry to lower its cost of financing between 2004 through 2014, the severe correction in the price of crude oil in 2014 caused a collapse in MLP valuations as much of the AMZX had become exposed to commodity prices between 2004 and 2014. MLP distribution cuts and even some bankruptcies followed. Over the last four and a half years, about 58% of the MLPs in the AMZX have cut or eliminated their dividends. Now, MLPs in the AMZX trade at valuations that are about 40% lower than 2014, while, during that same time period, the valuation multiples of non-MLP energy infrastructure companies like utilities have risen. (Source: Alerian, Bloomberg L.P., FactSet Research Systems Inc.) MLPs are now in many cases a higher-cost way of financing these industries; the reverse of the conditions that led to the growth of the asset class in the early part of the last decade. As a result, we are now witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated when it no longer reduces a company’s cost of equity financing.
While some stand-alone pipeline companies are now seeking a lower cost of financing outside of the MLP structure, some cyclical companies continue to use the MLP structure to finance non-cyclical assets through sponsored entities. In most cases these sponsored entities formed as MLPs still trade at higher multiples compared to companies in cyclical industries such as refining, oil and gas production, and petrochemicals. Therefore, some of these cyclical energy companies still have an opportunity to lower their financing costs by divesting stable assets such as pipelines and related storage facilities to an MLP subsidiary as a method to reduce the overall company’s cost of equity financing. Whether from the perspective of a diversified energy company seeking to lower its overall financing costs or the energy industry in its entirety, we believe it is fair to say that MLPs are created when they lower the cost of equity financing and eliminated when they do not.
Historically, the pipeline utility industry has moved in very long cycles and we believe the cycle that saw most of U.S. pipeline assets move to the MLP space due to the MLP being a superior financing tool is reversing. In our view, the investment merits of owning

Portfolio Commentary (Continued)
First Trust Energy Infrastructure Fund (FIF)
Semi-Annual Report
May 31, 2019 (Unaudited)
these assets (stable, slow-growing earnings with a high dividend payout ratio) have not changed. The Fund continues to seek to invest primarily in energy infrastructure companies including MLPs with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady anticipated dividend distribution that is meant to be most or all of an energy infrastructure company’s free cash flow.

First Trust Energy Infrastructure Fund (FIF)
Portfolio of Investments
May 31, 2019 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (a) – 85.9%
	Electric Utilities – 28.7%
182,500	Alliant Energy Corp.	$8,661,450
75,000	Duke Energy Corp. (b)	6,420,750
116,000	Emera, Inc. (CAD)	4,466,292
115,600	Eversource Energy (b)	8,535,904
391,000	Exelon Corp. (b)	18,799,280
179,100	Fortis, Inc. (CAD)	6,764,616
17,000	Hydro One Ltd. (CAD) (c)	288,029
45,600	IDACORP, Inc.	4,572,312
72,400	NextEra Energy, Inc. (b)	14,350,404
201,600	PPL Corp. (b)	5,999,616
150,600	Xcel Energy, Inc. (b)	8,635,404
		87,494,057
	Gas Utilities – 2.5%
36,100	Atmos Energy Corp.	3,674,980
2,610	Chesapeake Utilities Corp.	236,936
76,400	New Jersey Resources Corp.	3,625,180
		7,537,096
	Multi-Utilities – 14.4%
119,300	ATCO, Ltd., Class I (CAD)	4,103,475
169,100	Canadian Utilities Ltd., Class A (CAD)	4,766,728
139,300	CMS Energy Corp. (b)	7,816,123
143,000	NiSource, Inc. (b)	3,982,550
298,400	Public Service Enterprise Group, Inc. (b)	17,533,984
13,700	Sempra Energy (b)	1,800,865
47,300	WEC Energy Group, Inc. (b)	3,810,015
		43,813,740
	Oil, Gas & Consumable Fuels – 39.8%
425,347	Enbridge, Inc.	15,682,544
316,300	Equitrans Midstream Corp.	6,281,718
254,100	Inter Pipeline, Ltd. (CAD)	3,872,788
209,700	Keyera Corp. (CAD)	5,051,666
1,331,575	Kinder Morgan, Inc. (b)	26,564,921
175,953	ONEOK, Inc. (b)	11,194,130
59,400	Targa Resources Corp. (b)	2,284,524
625,470	TC Energy Corp. (b)	30,447,880
758,600	Williams (The) Cos., Inc. (b)	20,011,868
		121,392,039
	Water Utilities – 0.5%
13,300	American Water Works Co., Inc.	1,503,166
	Total Common Stocks	261,740,098
	(Cost $242,660,717)
MASTER LIMITED PARTNERSHIPS (a) – 39.8%
	Chemicals – 0.5%
73,000	Westlake Chemical Partners, L.P.	1,646,880
	Independent Power and Renewable Electricity Producers – 5.3%
361,155	NextEra Energy Partners, L.P. (d)	15,981,109
	Oil, Gas & Consumable Fuels – 34.0%
195,241	Alliance Resource Partners, L.P.	3,360,098
149,944	BP Midstream Partners, L.P.	2,186,183
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Portfolio of Investments (Continued)
May 31, 2019 (Unaudited)
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) (Continued)
	Oil, Gas & Consumable Fuels (Continued)
831,680	Energy Transfer, L.P. (b)	$11,427,283
892,800	Enterprise Products Partners, L.P. (b)	24,900,192
196,276	Holly Energy Partners, L.P.	5,218,979
193,800	Magellan Midstream Partners, L.P. (b)	11,918,700
123,433	MPLX, L.P.	3,774,581
121,200	Phillips 66 Partners, L.P.	5,815,176
670,900	Plains GP Holdings, L.P., Class A (d)	15,108,668
99,100	Shell Midstream Partners, L.P.	2,084,073
215,000	Tallgrass Energy, L.P. (d)	5,114,850
353,513	TC PipeLines, L.P.	12,807,776
		103,716,559
	Total Master Limited Partnerships	121,344,548
	(Cost $110,568,147)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.6%
	Equity Real Estate Investment Trusts – 0.6%
50,401	CorEnergy Infrastructure Trust, Inc.	1,944,974
	(Cost $1,359,360)
	Total Investments – 126.3%	385,029,620
	(Cost $354,588,224) (e)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.4)%
1,393	CMS Energy Corp.	$7,816,123	$60.00	Sep 2019	(76,615)
750	Duke Energy Corp.	6,420,750	92.50	Jun 2019	(2,250)
1,116	Energy Transfer, L.P.	1,533,384	17.50	Oct 2019	(11,160)
2,500	Enterprise Products Partners, L.P.	6,972,500	30.00	Jun 2019	(5,000)
500	Enterprise Products Partners, L.P.	1,394,500	30.00	Sep 2019	(13,000)
155	Eversource Energy	1,144,520	75.00	Jul 2019	(16,275)
850	Exelon Corp.	4,086,800	55.00	Oct 2019	(10,625)
1,900	Exelon Corp.	9,135,200	55.00	Jan 2020	(74,100)
2,718	Kinder Morgan, Inc.	5,422,410	21.00	Jul 2019	(67,950)
1,938	Magellan Midstream Partners, L.P.	11,918,700	65.00	Jul 2019	(67,830)
724	NextEra Energy, Inc.	14,350,404	200.00	Jun 2019	(170,140)
1,430	NiSource, Inc.	3,982,550	29.00	Jul 2019	(21,450)
684	ONEOK, Inc. (f)	4,351,608	72.50	Jun 2019	(3,420)
1,075	ONEOK, Inc. (f)	6,839,150	72.50	Jul 2019	(9,675)
600	PPL Corp. (f)	1,785,600	32.00	Jun 2019	(1,800)
1,414	PPL Corp.	4,208,064	34.00	Jul 2019	(4,242)
282	Public Service Enterprise Group, Inc.	1,657,032	65.00	Sep 2019	(7,050)
137	Sempra Energy	1,800,865	140.00	Jul 2019	(7,535)
594	Targa Resources Corp.	2,284,524	43.00	Jun 2019	(5,940)
2,900	TC Energy Corp.	14,117,200	50.00	Jun 2019	(79,750)
473	WEC Energy Group, Inc.	3,810,015	80.00	Jun 2019	(54,395)
4,950	Williams (The) Cos., Inc. (f)	13,058,100	30.00	Jun 2019	(29,700)
1,506	Xcel Energy, Inc.	8,635,404	55.00	Jun 2019	(425,445)
	Total Call Options Written				(1,165,347)
	(Premiums received $1,376,682)

Outstanding Loans – (36.2)%	(110,500,000)
Net Other Assets and Liabilities – 10.3%	31,501,068
Net Assets – 100.0%	$304,865,341

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Portfolio of Investments (Continued)
May 31, 2019 (Unaudited)

Interest Rate Swap Agreements:
Counterparty	Floating Rate (1)	Expiration Date	Notional Amount	Fixed Rate (1)	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia	1 month LIBOR	10/08/20	$36,475,000	2.121%	$(61,373)
Bank of Nova Scotia	1 month LIBOR	09/03/24	36,475,000	2.367%	(1,027,747)
			$72,950,000		$(1,089,120)

(1)	The Fund pays the fixed rate and receives the floating rate, however, no cash payments are made by either party prior the expiration dates shown above. The floating rate on May 31, 2019 was 2.467% and 2.483%, respectively.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	All or a portion of this security’s position represents cover for outstanding options written.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	This security is taxed as a “C” corporation for federal income tax purposes.
(e)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of May 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $38,713,045 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,149,434. The net unrealized appreciation was $29,563,611. The amounts presented are inclusive of derivative contracts.
(f)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At May 31, 2019, investments noted as such are valued at $(44,595) or (0.0)% of net assets.

CAD	Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2019 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 5/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 261,740,098	$ 261,740,098	$ —	$ —
Master Limited Partnerships*	121,344,548	121,344,548	—	—
Real Estate Investment Trusts*	1,944,974	1,944,974	—	—
Total Investments	$ 385,029,620	$ 385,029,620	$—	$—
LIABILITIES TABLE
	Total Value at 5/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (1,165,347)	$ (504,507)	$ (660,840)	$ —
Interest Rate Swap Agreements	(1,089,120)	—	(1,089,120)	—
Total	$ (2,254,467)	$ (504,507)	$ (1,749,960)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statement of Assets and Liabilities
May 31, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $354,588,224)	$ 385,029,620
Cash	30,983,417
Cash segregated as collateral for open swap contracts	1,521,931
Dividends receivable	754,063
Prepaid expenses	10,813
Total Assets	418,299,844
LIABILITIES:
Outstanding loans	110,500,000
Options written, at value (Premiums received $1,376,682)	1,165,347
Swap contracts, at value	1,089,120
Payables:
Investment advisory fees	357,180
Interest and fees on loans	228,365
Audit and tax fees	30,817
Administrative fees	19,732
Custodian fees	14,459
Shareholder reporting fees	11,823
Legal fees	9,279
Transfer agent fees	2,995
Trustees’ fees and expenses	2,656
Financial reporting fees	771
Other liabilities	1,959
Total Liabilities	113,434,503
NET ASSETS	$304,865,341
NET ASSETS consist of:
Paid-in capital	$ 286,146,813
Par value	175,502
Accumulated distributable earnings (loss)	18,543,026
NET ASSETS	$304,865,341
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$17.37
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	17,550,236

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statement of Operations
For the Six Months Ended May 31, 2019 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $291,361)	$ 6,275,672
Interest	50,700
Other	4
Total investment income	6,326,376
EXPENSES:
Investment advisory fees	1,998,402
Interest and fees on loans	1,714,598
Administrative fees	98,776
Shareholder reporting fees	81,746
Custodian fees	29,580
Audit and tax fees	25,267
Listing expense	16,175
Transfer agent fees	12,442
Legal fees	9,827
Trustees’ fees and expenses	8,107
Financial reporting fees	4,625
Other	16,946
Total expenses	4,016,491
NET INVESTMENT INCOME (LOSS)	2,309,885
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,097,448)
Written options	720,224
Swap contracts	74,879
Foreign currency transactions	(5,630)
Net realized gain (loss)	(307,975)
Net change in unrealized appreciation (depreciation) on:
Investments	21,259,323
Written options	986,072
Swap contracts	(2,416,495)
Foreign currency translation	985
Net change in unrealized appreciation (depreciation)	19,829,885
NET REALIZED AND UNREALIZED GAIN (LOSS)	19,521,910
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 21,831,795
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2019 (Unaudited)	Year Ended 11/30/2018
OPERATIONS:
Net investment income (loss)	$ 2,309,885	$ 3,074,895
Net realized gain (loss)	(307,975)	(3,092,235)
Net change in unrealized appreciation (depreciation)	19,829,885	(10,919,309)
Net increase (decrease) in net assets resulting from operations	21,831,795	(10,936,649)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(11,583,156)	(11,035,332)
Return of capital	—	(12,130,979)
Total distributions to shareholders	(11,583,156)	(23,166,311)
Total increase (decrease) in net assets	10,248,639	(34,102,960)
NET ASSETS:
Beginning of period	294,616,702	328,719,662
End of period	$ 304,865,341	$ 294,616,702
COMMON SHARES:
Common Shares at end of period	17,550,236	17,550,236

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statement of Cash Flows
For the Six Months Ended May 31, 2019 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$21,831,795
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(133,368,431)
Sales, maturities and paydown of investments	126,375,198
Proceeds from written options	3,028,524
Amount paid to close written options	(1,476,629)
Return of capital received from investment in MLPs	3,552,320
Net realized gain/loss on investments and written options	377,224
Net change in unrealized appreciation/depreciation on investments and written options	(22,245,395)
Net change in unrealized appreciation/depreciation on swap contracts	2,416,495
Increase in cash segregated as collateral for open swap contracts	(1,404,880)
Changes in assets and liabilities:
Increase in dividends receivable	(24,459)
Increase in prepaid expenses	(9,008)
Decrease in interest and fees payable on loans	(9,948)
Increase in investment advisory fees payable	31,145
Decrease in audit and tax fees payable	(18,733)
Increase in legal fees payable	6,075
Decrease in shareholder reporting fees payable	(14,288)
Increase in administrative fees payable	855
Increase in custodian fees payable	769
Increase in transfer agent fees payable	1,148
Decrease in Trustees’ fees and expenses payable	(99)
Increase in other liabilities payable	252
Cash used in operating activities		$(950,070)
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(11,583,156)
Repayment of borrowings	(14,000,000)
Proceeds from borrowings	20,000,000
Cash used in financing activities		(5,583,156)
Decrease in cash (a)		(6,533,226)
Cash at beginning of period		37,516,643
Cash at end of period		$30,983,417
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,724,546

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $985.
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2019 (Unaudited)	Year Ended November 30,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 16.79	$ 18.73	$ 19.32	$ 18.19	$ 25.97	$ 22.30
Income from investment operations:
Net investment income (loss)	0.13	0.18	0.26	0.21	0.34	0.22
Net realized and unrealized gain (loss)	1.11	(0.80)	0.47	2.58 (a)	(6.80)	6.20
Total from investment operations	1.24	(0.62)	0.73	2.79	(6.46)	6.42
Distributions paid to shareholders from:
Net investment income	(0.66)	(0.63)	(0.18)	(0.23)	(0.36)	(0.45)
Net realized gain	—	—	(0.28)	(0.30)	(0.96)	(2.21)
Return of capital	—	(0.69)	(0.86)	(1.13)	—	(0.09)
Total distributions paid to Common Shareholders	(0.66)	(1.32)	(1.32)	(1.66)	(1.32)	(2.75)
Net asset value, end of period	$17.37	$16.79	$18.73	$19.32	$18.19	$25.97
Market value, end of period	$15.47	$14.86	$17.70	$18.83	$16.16	$23.00
Total return based on net asset value (b)	8.02%	(2.83)%	4.09%	18.35% (a)	(25.29)%	31.02%
Total return based on market value (b)	8.70%	(9.00)%	0.93%	29.84%	(25.05)%	19.18%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 304,865	$ 294,617	$ 328,720	$ 339,029	$ 319,282	$ 455,849
Ratio of total expenses to average net assets	2.70% (c)	2.50%	2.20%	1.95%	1.83%	1.80%
Ratio of total expenses to average net assets excluding interest expense and fees on loans	1.55% (c)	1.54%	1.53%	1.54%	1.49%	1.53%
Ratio of net investment income (loss) to average net assets	1.55% (c)	1.02%	1.34%	1.14%	1.47%	0.88%
Portfolio turnover rate	33%	58%	42%	72%	42%	42%
Indebtedness:
Total loans outstanding (in 000’s)	$ 110,500	$ 104,500	$ 111,500	$ 121,500	$ 110,500	$ 158,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,759	$ 3,819	$ 3,948	$ 3,790	$ 3,889	$ 3,885

(a)	During the year ended November 30, 2016, the Fund received a reimbursement from the sub-advisor in the amount of $1,600 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
1. Organization
First Trust Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2011, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FIF” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Fund pursues its investment objective by investing primarily in securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, YieldCos, pipeline companies, utilities and other infrastructure-related companies that derive at least 50% of their revenues from operating, or providing services in support of, infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”). For purposes of the Fund’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests, taking into account the varying tax characteristics of such securities. Under normal market conditions, the Fund invests at least 80% of its managed assets (total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings) in securities of Energy Infrastructure Companies. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.11 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, MLPs, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and common stocks held in the Fund’s portfolio as determined to be appropriate by Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”). The number of options the Fund can write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
C. Swap Agreements
The Fund may enter into total return equity swap and interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payment received or made by the Fund for interest rate swaps are recorded on the Statement of Operations as “Net realized gain (loss) on swap contracts.” When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum interest rate risk to meet its future payments under swap agreements outstanding at May 31, 2019, is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in “Swap contracts, at value” on the Statement of Assets and Liabilities.
The Fund held interest rate swap agreements at May 31, 2019 to hedge against changes in borrowing rates under the Fund’s credit agreement. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. Cash segregated as collateral for open swap contracts in the amount of $1,521,931 is shown on the Statement of Assets and Liabilities.
D. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2019, distributions of $3,552,320 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Dividends and Distributions to Shareholders
The Fund intends to pay holders of its Common Shares a recurring monthly distribution that reflects the distributable cash flow of the Fund. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid during the fiscal year ended November 30, 2018 is as follows:
Distributions paid from:
Ordinary income	$7,748,234
Capital gains	3,287,098
Return of capital	12,130,979
As of November 30, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(12,214,851)
Net unrealized appreciation (depreciation)	20,530,839
Total accumulated earnings (losses)	8,315,988
Other	(21,601)
Paid-in capital	286,322,315
Total net assets	$294,616,702
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2018, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of May 31, 2019, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
H. Expenses
The Fund will pay all expenses directly related to its operations.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
I. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At May 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Segregated as Collateral	Net Amount
Interest Rate Swap Contracts	$ (1,089,120)	$ —	$ (1,089,120)	$ —	$ 1,089,120	$ —
J. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust from its investment advisory fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2019, were $132,524,084 and $126,375,198, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at May 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 1,165,347
Interest Rate Swap Agreements	Interest Rate Risk	—	—	Swap contracts, at value	1,089,120
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended May 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options	$720,224
Net change in unrealized appreciation (depreciation) on written options	986,072
Interest Rate Risk Exposure
Net realized gain (loss) on swap contracts	$74,879
Net change in unrealized appreciation (depreciation) on swap contracts	(2,416,495)
During the six months ended May 31, 2019, the premiums for written options opened were $3,028,524, and the premiums for written options closed, exercised and expired were $3,404,345.
The average notional value of interest rate swaps was $72,950,000 for the six months ended May 31, 2019.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia. The credit agreement provides a secure line of credit for the Fund where Fund assets are pledged against advances made to the Fund. The maximum commitment amount is $130,000,000. The borrowing rate is the applicable LIBOR rate plus 85 basis points. Under the credit agreement, the Fund pays a commitment fee of 0.25% when the loan balance is less than 75% of the maximum commitment. The borrowings are categorized as Level 2 within the fair value hierarchy. The average amount outstanding for the six months ended May 31, 2019 was $102,450,549, with a weighted average interest rate of 3.32%. As of May 31, 2019, the Fund had outstanding borrowings of $110,500,000 under this credit agreement, which approximates fair value. The high and low annual interest rates for the six months ended May 31, 2019, were 3.37% and 3.17%, respectively. The interest rate at May 31, 2019 was 3.32%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Industry Concentration Risk
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in securities of Energy Infrastructure Companies. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy Infrastructure Company issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Energy Infrastructure Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 15,345,490, the number of votes against was 568,225 and the number of broker non-votes was 1,636,521. The number of votes cast in favor of Mr. Nielson was 15,330,372, the number of votes against was 583,343 and the number of broker non-votes was 1,636,521. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.
Risk Considerations
Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other Fund regulatory filings.
Covered Call Options Risk. As the writer (seller) of a call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but retains the risk of loss should the price of the underlying security decline. The value of call options written by the Fund, which are priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Energy Infrastructure Companies Risk. The Fund primarily invests in MLPs, MLP affiliates, YieldCos, pipeline companies, utilities, and other infrastructure-related companies that derive at least 50% of their revenues from operating, or providing services in support of, infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (“Energy Infrastructure Companies”). Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Certain Energy Infrastructure Companies are subject to the imposition of rate caps, increased competition due to deregulation, counterparties to contracts defaulting or going bankrupt, the difficulty in obtaining an adequate return on invested capital or in

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Investment Concentration Risks. The Fund’s investments are concentrated in Energy Infrastructure Companies (including investments in MLPs), which may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy infrastructure sector, material declines in commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy infrastructure sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest (such as interests in MLPs) include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on customers and suppliers risk including risk of counterparty default, commodity depletion and exploration risk, energy infrastructure sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities, risk of lacking of funding, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP or other Energy Infrastructure Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Liquidity Risk. Certain securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
MLP Risk. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control An MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund, and the Fund’s investments may be more heavily concentrated in, and thus more sensitive to changes in the prices of, securities of particular issuers.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
Potential Conflicts of Interest Risk. First Trust, EIP and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and EIP currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to EIP) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and EIP have a financial incentive to leverage the Fund.
Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.
Recent Market and Economic Developments. The number of energy-related MLPs has declined since 2014. The industry is witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated. As a result of the foregoing, the Fund’s MLP investments could become less diverse and the Fund may increase its non-MLP investments consistent with its investment objective and policies.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
May 31, 2019 (Unaudited)
MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. Market prices generally will not be available for certain investments in MLPs, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund relies on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of distributions to common shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	Notices to the registrant's common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-1 under the 1940 Act. (1)

(1)	The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund's common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Energy Infrastructure Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	August 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	August 6, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	August 6, 2019

* Print the name and title of each signing officer under his or her signature.